UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 9, 2008

Bottomline Technologies (de), Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-25259	02-0433294
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

325 Corporate Drive, Portsmouth, New Hampshire		03801
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (603) 436-0700

Not Applicable.
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

The information set forth in Item 7.01 below is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

    On Thursday, January 10, 2008, Robert A Eberle, President and Chief Executive Officer of Bottomline Technologies (de), Inc. (the “Corporation”), plans to speak at Needham & Company’s 10th Annual Growth Stock Conference, being held in New York City.

    During the course of his presentation, Mr. Eberle plans to highlight certain information about revenues recorded and orders received from the Corporation’s significant bank customers during the six months ended December 31, 2007 as compared to the six months ended December 31, 2006.

    In particular, Mr. Eberle intends to note that revenues from significant bank customers for software and professional services is expected to be approximately $8.3 million for the six months ended December 31, 2007 as compared to approximately $6.5 million for the six months ended December 31, 2006.  Similarly, orders for software and professional services are expected to be approximately $8.7 million during the six months ended December 31, 2007 as compared to approximately $4.8 million during the six months ended December 31, 2006.

    Significant bank customers are defined as bank customer engagements for which the software and professional services revenues are projected to exceed $200,000 on an annual basis.

    Statements contained in this Form 8-K about Bottomline Technologies (de), Inc. that are not purely historical, and all other statements that are not purely historical, may be deemed to be forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995.  Without limiting the foregoing, the words “believes,” “anticipates,” “plans” and “expects” and similar expressions are intended to identify forward-looking statements and all statements as to revenues and orders for the six months ended December 31, 2007 are forward-looking statements.  These forward-looking statements involve known and unknown risks and uncertainties that may cause the Corporation’s actual results, performance or achievements to be materially different from those expressed or implied by these forward-looking statements.  For example, the revenues and orders results for the six months ended December 31, 2007 are preliminary and subject to change.  Important factors that may cause or contribute to such differences include competition, market demand, technological change, strategic relationships, recent acquisitions, international operations and general economic conditions, and such other factors as are set forth in the risk factors detailed from time to time in the Corporation’s periodic reports filed with the Securities and Exchange Commission including, without limitation, the risk factors detailed in the Corporation’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2007, which are incorporated herein by reference.  The Corporation specifically disclaims any obligation to update these forward-looking statements.  These forward-looking statements should not be relied upon as representing the Corporation’s estimates or views as of any date subsequent to the date of this Form 8-K.

    The information in this Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOTTOMLINE TECHNOLOGIES (de), INC.
Date: January 9, 2008	By: /s/ Kevin Donovan
Kevin Donovan Chief Financial Officer and Treasurer